Exhibit 10.1

Execution Version

ASSET TRANSFER AGREEMENT

This Asset Transfer Agreement, dated as of July 22, 2024 (this “Agreement”), is made and entered into by and among American Multi-Cinema, Inc., a Missouri corporation (“Multi-Cinema”), Centertainment Development, LLC, a Delaware limited liability company (“Centertainment”), and Muvico, LLC, a Texas limited liability company (“Muvico” and, collectively with Multi-Cinema and Centertainment, the “Parties” and each, a “Party”).

WHEREAS, Centertainment is a wholly-owned subsidiary of Multi-Cinema and Muvico is a wholly-owned subsidiary of Centertainment;

WHEREAS, Multi-Cinema is the owner of the Transferred Assets (as defined below);

WHEREAS, in connection with a series of transactions to be implemented involving the Parties and certain of their affiliates, at the direction of Centertainment, (a) Multi-Cinema wishes to convey, contribute, assign, transfer and deliver to Centertainment, and Centertainment wishes to so acquire, assume and accept from Multi-Cinema, all of the Transferred Assets, on the terms and subject to the conditions set forth in this Agreement; and (b) Centertainment wishes to convey, contribute, assign, transfer and deliver to Muvico, and Muvico wishes to so acquire, assume and accept from Centertainment, all of the Transferred Assets, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, simultaneously with the execution of this Agreement, Multi-Cinema and Muvico are entering into lease assignment agreements, substantially in the form attached as Exhibit A hereto (collectively the “Lease Assignment Agreements”), pursuant to which the leases set forth on Schedule I hereto (the “Assigned Leases”, and the premises subject to the Assigned Leases, the “Leased Premises”) shall be assigned by Multi-Cinema, on behalf and at the direction of Centertainment, to Muvico;

WHEREAS, simultaneously with the execution of this Agreement, Multi-Cinema and Muvico are entering into an intellectual property assignment agreement, substantially in the form attached as Exhibit B hereto (the “IP Assignment Agreement”), pursuant to which the Transferred Intellectual Property (as defined below), including the registrations and applications for registration of the Trademarks, Copyrights and Patents included in the Transferred Intellectual Property as set forth on Schedule II hereto (“Registered Transferred Intellectual Property”), shall be assigned by Multi-Cinema, on behalf and at the direction of Centertainment, to Muvico; and

WHEREAS, within forty-five (45) days following the execution of this Agreement, Multi-Cinema will deliver to Muvico deeds, substantially in the form[s] as the deeds vesting title to the Owned Real Property (as defined below) in Multi-Cinema or its predecessor (collectively the “Owned Property Deeds”), pursuant to which the owned real property set forth on Schedule IV hereto (such premises, the “Owned Real Property”) shall be transferred by Multi-Cinema, on behalf and at the direction of Centertainment, to Muvico.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Transfer of Assets.

(a)             Certain Terms. Certain capitalized terms used in this Agreement are defined in Section 5.

(b)             Transfer of the Transferred Assets.

(i)             Transferred Assets. Upon the terms and subject to the conditions of this Agreement,

(A)           Multi-Cinema hereby conveys, contributes, assigns, transfers and delivers to Centertainment, and Centertainment hereby acquires, assumes and accepts, all of Multi-Cinema’s right, title and interest in and to, the Transferred Assets together with all Liabilities related thereto, other than any Excluded Liabilities (collectively, the “First Transfer”); and

(B)             Effective immediately following the First Transfer, Centertainment hereby conveys, contributes, assigns, transfers and delivers to Muvico, and Muvico hereby acquires, assumes and accepts, all of Centertainment’s right, title and interest in and to, the Transferred Assets together with all Liabilities related thereto, other than any Excluded Liabilities (collectively, the “Second Transfer”, and together with the “First Transfer”, the “Transfers”).

(ii)           Effect of the Transfers. The Transfers shall be deemed to be a contribution of capital from Multi-Cinema to Centertainment and from Centertainment to Muvico. Further to the Second Transfer, Centertainment hereby directs Multi-Cinema to enter into the Lease Assignment Agreements, the IP Assignment Agreement, and the Owned Property Deeds. The Parties acknowledge and agree that the foregoing directive is being effected for administrative convenience and for the efficient consummation of the transactions contemplated hereby.

(iii)          Excluded Assets and Liabilities. Nothing in this Agreement shall be deemed to convey, contribute, assign, transfer or deliver the Excluded Assets or Excluded Liabilities to Muvico, and all Excluded Assets and Excluded Liabilities shall remain the property, or Liability and obligation, of Multi-Cinema.

(iv)          Real Property.

(A)            (i) Muvico shall be responsible for all outstanding real property taxes and assessments on the Owned Real Property, regardless of whether such taxes and assessments accrued prior to or after the Closing Date and (ii) Muvico shall be responsible for all outstanding amounts owed by tenant under the real property leases for the Leased Premises, regardless of whether such amounts accrued prior to or after the Closing Date.

(B)            As set forth in the applicable Lease Assignment Agreement, the assignments of (a) the lease for Unit 4109 - Dothan Pavilion 12, 4883 Montgomery Hwy, Dothan, AL 36303 and (b) the lease for Unit 4111 – Florence 12, 301 Cox Creek Pkwy, Florence, AL 35630 are each conditioned upon the consent of the landlord’s lender under the applicable SNDA for each lease, if and only if the applicable SNDA for such lease has not been satisfied as of the date hereof.  Multi-Cinema shall, within ninety (90) days after the date of this Agreement, either (i) confirm that the loan associated with the applicable SNDA has been repaid (by obtaining either a copy of the recorded satisfaction/release of mortgage or written confirmation from the applicable landlord that such loan has been repaid) or (ii) obtain the necessary consent to the assignment of the lease from the lender under the applicable SNDA.  If neither (i) nor (ii) is achieved for a given lease (an “Unassigned Lease”), then within said ninety (90) day period, Multi-Cinema shall convey to Centertainment and Centertainment shall convey to Muvico, in the manner described herein, one or more leases of theatres that are, individually or in the aggregate, of equal or greater value, based on the net profit of the applicable theatres, to the applicable Unassigned Lease(s). The foregoing provisions shall apply mutatis mutandis to any other Assigned Leases with respect to which the assignment contemplated hereby is not accomplished for lack of consent or otherwise (with the replacement of such Assigned Leases to be accomplished within forty five (45) days of Multi-Cinema obtaining notice of such failure).

(c)             Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place via the electronic exchange of the documents listed in Section 1(d) simultaneously with the execution of this Agreement.

(d)             Closing Deliveries. On the Closing Date, (x) at the direction of Centertainment, Multi-Cinema shall deliver to Muvico and (y) Muvico shall deliver to Multi-Cinema, the following (except with respect to clause (iv) below, which shall be limited to a delivery by Multi-Cinema to Muvico):

(i)            a counterpart signature page to an instrument of contribution, in substantially the form attached hereto as Exhibit C;

(ii)           a counterpart signature page to the IP Assignment Agreement; and

(iii)          a counterpart signature page to each Lease Assignment Agreement in respect of the Leased Premises; and

(iv)          Multi-Cinema shall make, or shall provide evidence that Centertainment shall have made, a cash contribution to Muvico in the amount of $58,466,882.11.

(e)             Post-Closing Deliveries. Reasonably promptly, and in any event within forty-five (45) days following the Closing Date:

(i)             (x) at the direction of Centertainment, Multi-Cinema shall deliver to Muvico and (y) Muvico shall deliver to Multi-Cinema, the following, as applicable:

(A)           an original signature page to an Owned Property Deed in respect of each of the Owned Real Properties and a title commitment in respect of each of the Owned Real Properties;

(B)            transfer tax documentation required in the applicable jurisdiction of the Owned Real Properties; and

(ii)           written confirmation, executed by Multi-Cinema, that all actions required to be taken under Section 4(m) have been taken, and copies of any transfer documents described under Section 4(m), to the extent applicable.

(f)             Post-Closing Covenant. If following the Closing Date, any Lien (other than a Permitted Lien) is discovered recorded against any Owned Real Property, then Multi-Cinema shall use reasonable efforts to promptly seek the release or termination of such lien and diligently prosecute the same to completion.

2.             Tax Matters.

Each of the Parties intends that the transactions contemplated herein be disregarded for U.S. federal income tax (and applicable U.S. state and local income tax) purposes. No Party shall take any position which is inconsistent with the foregoing intended tax treatment unless required to do so by applicable law.

3.             Representations And Warranties.

(a)             Representations and Warranties of Multi-Cinema. Multi-Cinema hereby represents and warrants to Muvico and Centertainment that as of the Closing:

(i)             Multi-Cinema is authorized and qualified and has full right and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which Multi-Cinema is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which Multi-Cinema is a party have been duly authorized, executed and delivered by or on behalf of Multi-Cinema. Assuming the due authorization, execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby by the other parties hereof and thereof, this Agreement and all other agreements and instruments contemplated hereby to which Multi-Cinema is a party are legal, valid and binding agreements, enforceable against Multi-Cinema in accordance with their terms.

(ii)            As of immediately prior to the Transfers, Multi-Cinema has good and valid title to the Transferred Assets and, following the Transfers, which will take place at the Closing with respect to all Transferred Assets, Muvico will receive and possess good and valid title with respect to the Transferred Assets.

(iii)          Except for the representations and warranties contained in this Section 3, neither Multi-Cinema nor any other person makes any other express or implied representation or warranty with respect to the Transferred Assets, or the transactions contemplated by this Agreement, and Multi-Cinema disclaims any other representations or warranties, whether made by Multi-Cinema, or any of its respective affiliates, officers, directors, employees, agents, consultants, attorneys or representatives.

(iv)          No mortgage, deed or other lien or encumbrance in respect of any Owned Real Property secures any indebtedness for borrowed money as of the date hereof, and any indebtedness for borrowed money previously secured by a mortgage, deed or other lien or encumbrance on any Owned Real Property has been repaid or otherwise extinguished prior to the date hereof.

(b)             Representations and Warranties of Muvico. Muvico hereby represents and warrants to Multi-Cinema and Centertainment that as of the Closing, it is authorized and qualified and has full right and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which Muvico is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which Muvico is a party have been duly authorized, executed and delivered by or on behalf of Muvico. Assuming the due authorization, execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby by the other parties hereof and thereof, this Agreement and all other agreements and instruments contemplated hereby to which Muvico is a party are legal, valid and binding agreements, enforceable against Muvico in accordance with their terms.

(c)             Representations and Warranties of Centertainment. Centertainment hereby represents and warrants to Multi-Cinema and Muvico that as of the Closing, it is authorized and qualified and has full right and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which Centertainment is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which Centertainment is a party have been duly authorized, executed and delivered by or on behalf of Centertainment. Assuming the due authorization, execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby by the other parties hereof and thereof, this Agreement and all other agreements and instruments contemplated hereby to which Centertainment is a party are legal, valid and binding agreements, enforceable against Centertainment in accordance with their terms.

4.             Miscellaneous.

(a)             Amendment and Modification; Waiver. Any modification, waiver, amendment or termination of this Agreement or any provision hereof, shall be effective only if in writing and signed by all of the Parties. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(b)             Assignment. This Agreement and the rights and obligations hereunder shall not be assigned, delegated, or otherwise transferred (whether by operation of law, by contract, or otherwise) without the prior written consent of each other Party.

(c)             Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(d)             Counterparts; Electronic Transmission. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(e)             Entire Agreement. This Agreement (including any schedules and exhibits attached hereto) constitutes the entire agreement of the Parties in respect of the subject matter hereof, and supersedes all prior agreements or understandings among the Parties in respect of the subject matter hereof.

(f)             Governing Law. This Agreement shall be enforced, governed by, and construed in all respects in accordance with the laws of the State of New York applicable to contracts executed and performable solely in such state without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

(g)             Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

(h)             Jurisdiction. The parties hereto (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(i)              Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) one (1) business day following the day sent by overnight courier (with written confirmation of receipt) or (iii) when sent by electronic mail (so long as confirmation of transmission is electronically or mechanically generated and kept on file by the sender).

(j)              Severability. If any provision of this Agreement or the application of such provision to any person or circumstance shall be held (by a court of jurisdiction) to be invalid, illegal, or unenforceable under the applicable law of any jurisdiction, (i) the remainder of this Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby, and (ii) such invalid, illegal, or unenforceable provision shall not affect the validity or enforceability of any other provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(k)             Third-Party Beneficiaries. Nothing express or implied in this Agreement is intended or shall be construed to confer upon or give any person other than the Parties and their respective successors and permitted assigns, any rights or remedies under this Agreement.

(l)              Further Assurances. The Parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement.

(m)            Transfer of Domain Names and Social Media Accounts. Without limiting Section 4(l), Multi-Cinema shall, reasonably promptly, but within forty-five (45) days following the Closing Date, take all further actions required for transferring to Muvico registration and control over the Internet domain names and social media accounts included in the Transferred Assets and as set forth on Schedule II, including by carrying out any applicable transfer procedures and executing any additional documents required by any applicable Internet domain name registrars or social media platform providers, and by delivering to Muvico any authorization codes and passwords necessary to effect such transfers.

5.             Definitions.

(a)             Certain Definitions. In this Agreement, the following terms have the meanings set forth below, which shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

“Assets” means all properties, assets and rights of every kind, nature and description whatsoever whether tangible or intangible, real, personal or mixed, fixed or contingent, choate or inchoate, known or unknown, wherever located of Multi-Cinema.

“Balance Sheet” has the meaning set forth in Section 1(d)(vi).

“Closing” has the meaning set forth in Section 1(c).

“Closing Date” means the date and time as of which the Closing actually takes place.

“Excluded Assets” means any Assets (including the Excluded Intellectual Property) of Multi-Cinema, other than the Transferred Assets.

“Excluded Intellectual Property” means Intellectual Property owned by Multi-Cinema set forth on Schedule III.

“Excluded Liabilities” means any Liabilities of Multi-Cinema related to the Transferred Assets and the theaters at the Leased Premises and the Owned Real Property, other than (i) those set forth on the Balance Sheet, (ii) the Liabilities allocated to Muvico in accordance with Section 1(b)(iv), and (iii) (A) all Liabilities and obligations under the Assigned Leases arising after the Closing, and (B) all Liabilities arising out of the ownership or operation of any Transferred Assets from after the Closing.

“FF&E” means all furniture, fixtures, computers, computer equipment, office equipment, and other equipment, tools, spare parts, furniture, leasehold improvements, supplies, inventory, projectors, materials, and consumables, together with any and all warranties thereon (to the extent same are assignable), and all other items of tangible personal property of any kind, in each case, which are owned by Multi-Cinema and located at a Leased Premises or Owned Real Property.

“Intellectual Property” means all intellectual property, and all rights therein and thereto, recognized under any law, by any governmental authority, or in any jurisdiction anywhere in the world, including, but not limited to, any and all of the following: (a) trademarks, service marks, trade dress, trade names, logos, slogans, corporate names, and social media accounts and handles, including all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing (“Trademarks”), (b) copyrights and works of authorship, and all applications, registrations and renewals in connection with any of the foregoing (“Copyrights”), (c) trade secret rights and corresponding rights in non-public or proprietary information, (d) patents, patent applications and patent disclosures and improvements thereto together with all reissuances, continuations, continuations-in-part, divisions, revisions, extensions, and reexaminations thereof (“Patents”) and (e) Internet domain names.

“Liability” as to any Person means any debt, adverse claim, liability, duty, responsibility, obligation, commitment, assessment, cost, expense, loss, expenditure, charge, fee, penalty, fine, contribution, or premium of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, absolute or contingent, direct or indirect, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and regardless of when sustained, incurred or asserted or when the relevant events occurred or circumstances existed.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Management Services Agreement” means that certain Management Services Agreement, dated on or around the date hereof, by and among Muvico, Centertainment and Multi-Cinema (as may be amended or modified from time to time).

“Permitted Liens” means leases, licenses, subleases, sublicenses or other Liens, granted to others that, when taken together, do not (a) interfere in any material respect with the business of Muvico and the Subsidiaries, taken as a whole or (b) secure any indebtedness.

“Reserved Operations” has the meaning set forth in the Management Services Agreement.

“Transferred Assets” means, (a) all right, title and interest to and under the real property leases for the Leased Premises set forth on Schedule I, (b) the Transferred Intellectual Property, (c) all FF&E located at a Leased Premises or Owned Real Property, (d) all right, title and interest in the Owned Real Property, (e) all other assets of Multi-Cinema related to theaters at the Leased Premises and the Owned Real Property, including without limitation, as set forth on the Balance Sheet, and (f) all right, title and interest in any revenues earned at the Leased Premises or Owned Real Property from and after the Closing, but excluding the Reserved Operations, regardless whether the rights of the lessee and/or title to the Owned Real Properties formally transfers on the Closing Date.

“Transferred Intellectual Property” means all Intellectual Property owned by Multi-Cinema, other than the Excluded Intellectual Property, including without limitation (a) the Intellectual Property set forth on Exhibit A and Exhibit B to the IP Assignment Agreement, and (b) all right, title and interest, such as it may exist, of Multi-Cinema in all Internet domain names and social media accounts set forth on Schedule II hereto.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

AMERICAN MULTI-CINEMA, INC.

By:
	Name:	Sean D. Goodman
	Title:	Executive Vice President, Chief Financial Officer, International and Treasurer

MUVICO, LLC.

By:
	Name:	Sean D. Goodman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

CENTERTAINMENT DEVELOPMENT, LLC

By:
	Name:	Sean D. Goodman
	Title:	President, Chief Financial Officer and Treasurer

[Signature Page to Asset Transfer Agreement]

Exhibit A

Unit ___ - __________

LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

This Lease Assignment and Assumption Agreement (this “Assignment”), dated as of _______________ _____, 2024 (the “Effective Date”) is made and entered into by and between American Multi-Cinema, Inc., a Missouri corporation (the “Assignor”), and Muvico, LLC, a Texas limited liability company (the “Assignee”).

WHEREAS, Assignor, whether in its own name originally or as the ultimate successor-in-interest to the original named tenant, is the tenant under that certain lease agreement described on Exhibit A attached hereto and incorporated herein (as may have previously been or may be amended, restated, supplemented or otherwise modified from time to time, the “Lease”) for certain premises located at [Insert Address], as more particularly described in the Lease;

WHEREAS, [Insert Landlord Name], whether in its own name originally or as the ultimate successor-in-interest to the original named landlord, is the current landlord under the Lease;

WHEREAS, Assignor desires to assign to Assignee the Lease, and Assignee desires to accept the same as of the Effective Date.

NOW, THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Assignment. As of the Effective Date, Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor's right, title and interest as tenant or lessee in, under and to the Lease and all the rights, benefits and privileges of the tenant or lessee thereunder.

2.             Assumption. Assignee hereby assumes all liabilities and obligations of Assignor under the Lease and accepts and agrees to perform all of the terms, covenants, conditions and obligations of Assignor under the Lease that are to be performed or that accrue or become due after the date hereof.

3.             Miscellaneous.

(a)	Amendment and Modification; Waiver. Any modification, waiver, amendment or termination of this Assignment or any provision hereof, shall be effective only if in writing and signed by all of the parties. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Assignment, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Assignment shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

1

(b)	Binding Effect. Except as otherwise expressly provided herein, this Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(c)	Counterparts; Electronic Transmission. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Assignment and all of which, when taken together, will be deemed to constitute one and the same agreement. A signed copy of this Assignment delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.

(d)	Entire Agreement. This Assignment (including any schedules and exhibits attached hereto) and that certain Asset Transfer Agreement dated as of the date hereof constitute the entire agreement of the parties in respect of the subject matter hereof, and supersedes all prior agreements or understandings among the parties in respect of the subject matter hereof.

(e)	Consent. If and to the extent any such consent or approval is required under the terms of the Lease, this Assignment is expressly conditional on the consent or approval of the landlord under the Lease.

(f)	Governing Law. This Assignment shall be enforced, governed by, and construed in all respects in accordance with the laws of the state in which the premises leased under the Lease are situated (the “Applicable State”) without giving effect to any choice or conflict of law provision or rule (whether of the Applicable State or any other jurisdiction).

(g)	Headings. The section headings of this Assignment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

(h)	Jurisdiction. The parties hereto (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Assignment, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Assignment except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Assignment or the subject matter hereof may not be enforced in or by such court.

2

(i)	Notices. All notices and other communications under this Assignment shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) one (1) business day following the day sent by overnight courier (with written confirmation of receipt) or (iii) when sent by electronic mail (so long as confirmation of transmission is electronically or mechanically generated and kept on file by the sender).

(j)	Severability. If any provision of this Assignment or the application of such provision to any person or circumstance shall be held (by a court of jurisdiction) to be invalid, illegal, or unenforceable under the applicable law of any jurisdiction, (i) the remainder of this Assignment or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby, and (ii) such invalid, illegal, or unenforceable provision shall not affect the validity or enforceability of any other provision of this Assignment. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(k)	Third-Party Beneficiaries. Nothing express or implied in this Assignment is intended or shall be construed to confer upon or give any person other than the Parties and their respective successors and permitted assigns, any rights or remedies under this Assignment.

(l)	Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Assignment and the transactions contemplated by this Assignment.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties have executed and delivered this Assignment as of the date first written above.

ASSIGNOR:

AMERICAN MULTI-CINEMA, INC.

By:
Name:
Title:

ASSIGNEE:

MUVICO, LLC

By:
Name:
Title:

Signature Page to Lease Assignment and Assumption Agreement

Exhibit A

Description of Lease Agreement

Exhibit B

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This Intellectual Property Assignment Agreement (“Assignment”), dated as of [●], is by and between American Multi-Cinema, Inc., a Missouri corporation (“Assignor”), and Muvico, LLC, a Texas limited liability company (“Assignee”).

WHEREAS, this Assignment is made and entered into in connection with the Closing of the transactions contemplated by that certain Asset Transfer Agreement (“ATA”), dated as of [●], by and among, Assignor, Assignee and Centertainment;

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings to such terms in the ATA;

WHEREAS, pursuant to the ATA, Assignor, on behalf and at the direction of Centertainment, agreed to convey, contribute, assign, transfer and deliver to Assignee, and Muvico agreed to acquire, assume and accept from Assignor the Transferred Intellectual Property, including the Registered Transferred Intellectual Property set forth on Exhibit A and Exhibit B (the “Assigned IP”); and

WHEREAS, the execution and delivery of this Assignment is contemplated by Section 1(e) of the ATA.

NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignment. Assignor hereby sells, conveys, assigns and transfers to Assignee its entire worldwide right, title and interest in and to the Assigned IP, together with any and all goodwill connected with and symbolized by the trademarks included in the Assigned IP (free and clear of all liens or other encumbrances), including all rights in and to all income, royalties, damages and payments now or hereafter due or payable with respect thereto, all causes of action (whether in law or in equity) with respect thereto, and the right to sue, counterclaim, and recover for past, present and future infringement of the rights assigned or to be assigned under this Assignment. The Assigned IP shall be held and enjoyed by Assignee, its successors, and assigns as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

2.	Filing and Recordation. The Parties hereto agree that Assignee (a) shall, at its sole cost and expense, file and record this Assignment, or the equivalent of this Assignment to the extent required, with the United States Patent and Trademark Office and the United States Copyright Office and (b) may, at its sole cost and expense, file and record this Assignment, or the equivalent of this Assignment to the extent required with any relevant offices in non-U.S. jurisdictions, in each of (a) and (b), as necessary to record Assignee as the assignee and owner of the Assigned IP.

3.	Further Assurances. Assignor hereby covenants and agrees to perform all affirmative acts which may be necessary or desirable to record or perfect the above-described transfer of the Assigned IP, or to secure registration before the United States Patent and Trademark Office, the United States Copyright Office, or any relevant offices in non-U.S. jurisdictions, or which may be reasonably necessary or desirable to give full effect to, implement and perfect the above-described transfer of rights to Assignee, at Assignee’s expense, as well as to cooperate with Assignee in obtaining and/or providing information required in any proceedings relating to the Assigned IP, at Assignee’s expense. Assignor hereby grants to the designated attorneys of Assignee the authority and power to insert on this instrument any further identification which may be necessary or desirable for purposes of recordation by the United States Patent and Trademark Office, the United States Copyright Office, or any relevant offices in non-U.S. jurisdictions, provided that Assignee has given Assignor prior notice of the insertion of such further identification.

4.	Successors. This Assignment will be binding upon and inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

5.	Governing Law. This Assignment shall be enforced, governed by, and construed in all respects in accordance with the laws of the State of New York applicable to contracts executed and performable solely in such state without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

6.	Notices. All notices and other communications under this Assignment shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) one (1) business day following the day sent by overnight courier (with written confirmation of receipt) or (iii) when sent by electronic mail (so long as confirmation of transmission is electronically or mechanically generated and kept on file by the sender).

7.	Amendment and Modification; Waiver. Any modification, waiver, amendment or termination of this Assignment or any provision hereof, shall be effective only if in writing and signed by the Parties. No waiver by a Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Assignment, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Assignment shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.	Counterparts; Electronic Transmission. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Assignment and all of which, when taken together, will be deemed to constitute one and the same agreement. A signed copy of this Assignment delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.

[Signature Page to Follow]

2

IN WITNESS WHEREOF, Assignor and Assignee caused this Assignment to be duly executed as of the date first written above.

ASSIGNOR

American Multi-Cinema, Inc.

By:
Name:
Title:

ASSIGNEE

Muvico, LLC

By:
Name:
Title:

EXHIBIT A

Trademark	Country	Status	Application Date	Application Number	Registration Date	Registration Number	Owner Name
AMC THEATRES DISTRIBUTION	United States	Pending	11/30/2023	98292662			American Multi-Cinema, Inc.
AMC SCREAM UNSEEN	United States	Pending	9/25/2023	98195241			American Multi-Cinema, Inc.
AMC SCREEN UNSEEN	United States	Pending	9/25/2023	98195240			American Multi-Cinema, Inc.
AMC STUBS PREMIERE	United States	Pending	8/28/2023	98153072			American Multi-Cinema, Inc.
AMC CINEMA SWEETS	United States	Registered	8/9/2023	98123931	6/11/2024	7413818	American Multi-Cinema, Inc.
AMC STUBS REWARDS	United States	Pending	7/5/2023	98071576			American Multi-Cinema, Inc.
FLAVOR OF THE MOVIES	United States	Pending	5/19/2023	98004573			American Multi-Cinema, Inc.
AMC THRILLS & CHILLS	United States	Registered	12/14/2022	97717083	6/20/2023	7087103	American Multi-Cinema, Inc.
LASER AT AMC	United States	Registered	10/18/2022	97636401	7/18/2023	7115256	American Multi-Cinema, Inc.
LASER AT AMC	United States	Registered	10/18/2022	97636403	7/18/2023	7115257	American Multi-Cinema, Inc.

LASER AT AMC	United States	Registered	7/29/2022	97525693	7/18/2023	7115034	American Multi-Cinema, Inc.
AMC THEATRES PERFECTLY POPCORN	United States	Registered	4/29/2022	97389747	9/5/2023	7159144	American Multi-Cinema, Inc.
AMC PERFECTLY POPCORN	United States	Registered	4/29/2022	97389756	11/28/2023	7227702	American Multi-Cinema, Inc.
AMC PERFECTLY POPCORN THE PERFECT BITE EVERY TIME	United States	Registered	4/29/2022	97389749	11/28/2023	7227701	American Multi-Cinema, Inc.
WE MAKE MOVIES BETTER	United States	Registered	9/4/2021	97012407	11/8/2022	6892845	American Multi-Cinema, Inc.
AMC THRILLS & CHILLS	United States	Registered	8/2/2021	90860557	11/22/2022	6908494	American Multi-Cinema, Inc.
AMC ARTISAN FILMS	United States	Registered	1/3/2019	88248008	4/7/2020	6030257	American Multi-Cinema, Inc.
AMC STUBS A LIST	United States	Registered	3/14/2018	87833745	1/29/2019	5667523	American Multi-Cinema, Inc.
AMC STUBS A-LIST	United States	Registered	3/14/2018	87833744	1/29/2019	5667522	American Multi-Cinema, Inc.
SUMMER MOVIE CAMP	United States	Registered	5/22/2017	87458562	4/3/2018	5440100	American Multi-Cinema, Inc.
AMC CLASSIC C	United States	Registered	5/11/2017	87445531	6/12/2018	5489670	American Multi-Cinema, Inc.
AMC C CLASSIC	United States	Registered	5/11/2017	87445534	6/12/2018	5489671	American Multi-Cinema, Inc.

AMC DINE-IN	United States	Registered	2/24/2017	87348880	4/17/2018	5449714	American Multi-Cinema, Inc.
AMC DINE-IN	United States	Registered	2/24/2017	87348882	4/17/2018	5449715	American Multi-Cinema, Inc.
PRIME AT AMC	United States	Registered	1/24/2017	87311509	10/10/2017	5308424	American Multi-Cinema, Inc.
AMC STUBS PREMIERE	United States	Registered	1/24/2017	87311515	9/19/2017	5289702	American Multi-Cinema, Inc.
PRIME AT AMC	United States	Registered	1/18/2017	87306038	10/10/2017	5308411	American Multi-Cinema, Inc.
AMC CLASSIC	United States	Registered	10/4/2016	87192609	7/25/2017	5252476	American Multi-Cinema, Inc.
AMC STUBS	United States	Registered	4/6/2016	86966505	3/21/2017	5168166	American Multi-Cinema, Inc.
MAKES THE MOVIES BETTER	United States	Registered	1/8/2015	86498973	9/1/2015	4803161	American Multi-Cinema, Inc.
AMC PRIME FEEL EVERY WOW	United States	Registered	12/4/2013	86135203	4/22/2014	4517894	American Multi-Cinema, Inc.
FEEL EVERY WOW	United States	Registered	12/4/2013	86135232	4/15/2014	4514809	American Multi-Cinema, Inc.
MOVIENACHOS	United States	Registered	9/11/2013	86061591	4/15/2014	4514545	American Multi-Cinema, Inc.

MOVIENACHOS	United States	Registered	9/11/2013	86061611	11/25/2014	4646819	American Multi-Cinema, Inc.
AMC PRIME	United States	Registered	9/10/2013	86060521	6/3/2014	4545272	American Multi-Cinema, Inc.
AMC AMAZING	United States	Registered	5/10/2012	85621391	4/22/2014	4518331	American Multi-Cinema, Inc.
AMC	United States	Registered	5/10/2012	85621411	4/29/2014	4522543	American Multi-Cinema, Inc.
AMC AMAZING	United States	Registered	5/10/2012	85621428	6/24/2014	4556450	American Multi-Cinema, Inc.
AMC AMAZING	United States	Registered	5/10/2012	85621446	4/29/2014	4522544	American Multi-Cinema, Inc.
AMC DINE-IN THEATRES	United States	Registered	10/11/2010	85149310	10/18/2011	4043213	American Multi-Cinema, Inc.
AMC STUBS	United States	Registered	8/26/2010	85116352	7/26/2011	4003853	American Multi-Cinema, Inc.
AMC STUBS	United States	Registered	8/26/2010	85116449	6/4/2013	4347105	American Multi-Cinema, Inc.
BIG D	United States	Registered	4/7/2010	85008467	1/25/2011	3912421	American Multi-Cinema, Inc.
BIG DDD DIGITAL EXPERIENCE	United States	Registered	4/7/2010	85008469	2/15/2011	3921189	American Multi-Cinema, Inc.

AMC INDEPENDENT	United States	Registered	1/23/2010	77918651	10/5/2010	3858315	American Multi-Cinema, Inc.
AMC I	United States	Registered	1/23/2010	77918657	10/5/2010	3858316	American Multi-Cinema, Inc.
AMC INDEPENDENT	United States	Registered	1/1/2010	77903814	10/5/2010	3858287	American Multi-Cinema, Inc.
AMC SENSORY FRIENDLY FILMS	United States	Registered	5/12/2009	77734895	12/8/2009	3721907	American Multi-Cinema, Inc.
Design Only	United States	Registered	6/21/2008	77504758	6/16/2009	3640993	American Multi-Cinema, Inc.
Design Only	United States	Registered	6/21/2008	77504759	6/16/2009	3640994	American Multi-Cinema, Inc.
Design Only	United States	Registered	6/21/2008	77504761	6/16/2009	3640995	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	United States	Registered	12/6/2007	77345843	7/22/2008	3471577	American Multi-Cinema, Inc.
FORK & SCREEN	United States	Registered	9/7/2007	77274074	9/23/2008	3506246	American Multi-Cinema, Inc.

MOVIES. MENUS. MORE.	United States	Registered	9/7/2007	77274087	9/23/2008	3506247	American Multi-Cinema, Inc.
FORK & SCREEN. MOVIES. MENUS. MORE.	United States	Registered	9/7/2007	77274097	9/23/2008	3506248	American Multi-Cinema, Inc.
CINEMA SUITES	United States	Registered	9/7/2007	77274117	12/16/2008	3545919	American Multi-Cinema, Inc.
MACGUFFINS	United States	Registered	9/7/2007	77274132	12/29/2009	3731888	American Multi-Cinema, Inc.
AMC CINEMA SUITES	United States	Registered	9/7/2007	77274144	12/8/2009	3722886	American Multi-Cinema, Inc.
FROOTI FACTS	United States	Registered	8/8/2007	77250502	7/1/2008	3459849	American Multi-Cinema, Inc.
KIDSPACK	United States	Registered	10/13/2006	77020609	1/22/2008	3371408	American Multi-Cinema, Inc.
A.M.CINEMA	United States	Registered	4/14/2006	78861522	2/6/2007	3206209	American Multi-Cinema, Inc.
MUVICO	United States	Registered	10/18/2004	76616299	12/27/2005	3033814	American Multi-Cinema, Inc.
MOVIENACHOS	United States	Registered	10/8/2004	78496824	12/27/2005	3035122	American Multi-Cinema, Inc.
MOVIENACHOS	United States	Registered	3/3/2004	78377876	5/17/2005	2953955	American Multi-Cinema, Inc.
LOVESEAT	United States	Registered	1/8/2004	78349447	6/7/2005	2959582	American Multi-Cinema, Inc.
STAR THEATRES LOVE LAUGH LIVE LARGER THAN LIFE	United States	Registered	12/17/2003	76565619	8/2/2005	2980523	American Multi-Cinema, Inc.
ENJOY THE SHOW	United States	Registered	12/17/2003	76565621	9/6/2005	2991151	American Multi-Cinema, Inc.
LOEWS	United States	Registered	12/12/2003	76565006	9/13/2005	2993718	American Multi-Cinema, Inc.
EMPIRE	United States	Registered	10/9/2003	78311391	5/23/2006	3096366	American Multi-Cinema, Inc.
AMC THEATRES	United States	Registered	4/7/2003	78234454	1/13/2004	2805097	American Multi-Cinema, Inc.

AMC THEATRES	United States	Registered	4/7/2003	78234458	1/13/2004	2805098	American Multi-Cinema, Inc.
AUTOMATED BOX OFFICE	United States	Registered	3/20/2003	78228122	6/1/2004	2849944	American Multi-Cinema, Inc.
EXPERIENCE THE DIFFERENCE	United States	Registered	1/25/2002	78975132	12/2/2003	2789922	American Multi-Cinema, Inc.
Design Only	United States	Registered	12/6/2001	78096904	9/3/2002	2615587	American Multi-Cinema, Inc.
SHOW SNACKS	United States	Registered	3/2/2001	78051142	7/30/2002	2602971	American Multi-Cinema, Inc.
CLICK YOUR SEAT	United States	Registered	6/19/2000	76073226	4/19/2005	2942332	American Multi-Cinema, Inc.
AMC	United States	Registered	6/25/1999	75736782	6/13/2000	2357423	American Multi-Cinema, Inc.
Design Only	United States	Registered	3/30/1998	75459006	5/18/1999	2246058	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	United States	Registered	5/25/1994	74529506	7/16/1996	1987521	American Multi-Cinema, Inc.
CLIP	United States	Registered	6/1/1993	74396543	4/19/1994	1831623	American Multi-Cinema, Inc.
SILENCE IS GOLDEN	United States	Registered	9/16/1991	74203558	12/1/1992	1737200	American Multi-Cinema, Inc.
HOLLYWOOD CONNECTION	United States	Registered	8/9/1996	75145603	12/30/1997	2126330	American Multi-Cinema, Inc.
CARMIKE CINEMAS	United States	Registered	12/12/1986	73635210	7/28/1987	1450101	American Multi-Cinema, Inc.
AMC	United States	Registered	9/8/1986	73618440	3/31/1987	1435012	American Multi-Cinema, Inc.
AMC THEATRES AMC THEATRES	United Kingdom	Registered	11/8/2001	UK00002285171	5/3/2002	UK00002285171	American Multi-Cinema, Inc.

amc CINEMAS	United Kingdom	Registered	11/3/2001	UK00002284675	4/26/2002	UK00002284675	American Multi-Cinema, Inc.
AMC THEATRES	United Kingdom	Registered	10/31/2001	UK00002284420	4/5/2002	UK00002284420	American Multi-Cinema, Inc.
AMC CINEMAS	United Kingdom	Registered	10/31/2001	UK00002284338	4/5/2002	UK00002284338	American Multi-Cinema, Inc.
Amc	United Kingdom	Registered	4/1/1996	UK00900037010	4/30/1998	UK00900037010	American Multi-Cinema, Inc.
AMC	United Kingdom	Registered	4/1/1996	UK00900037044	4/30/1998	UK00900037044	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	United Kingdom	Registered	4/1/1996	UK00900037069	4/30/1998	UK00900037069	American Multi-Cinema, Inc.
AMC THEATRES	United Kingdom	Registered	4/1/1996	UK00900037085	4/30/1998	UK00900037085	American Multi-Cinema, Inc.
amc amc	United Kingdom	Registered	10/19/1988	UK00001361706	5/22/1992	UK00001361706	American Multi-Cinema, Inc.
amc amc	United Kingdom	Registered	10/19/1988	UK00001361705	5/22/1992	UK00001361705	American Multi-Cinema, Inc.
amc amc	United Kingdom	Registered	10/19/1988	UK00001361704	6/5/1992	UK00001361704	American Multi-Cinema, Inc.
AMC	United Arab Emirates	Registered	4/7/2010	140951	10/27/2011	159726	American Multi-Cinema Inc.
AMC	United Arab Emirates	Registered	4/7/2010	140952	10/27/2011	158445	American Multi-Cinema Inc.
AMC CINEMAS	United Arab Emirates	Registered	4/7/2010	140953	11/12/2011	159727	American Multi-Cinema Inc.
AMC CINEMAS	United Arab Emirates	Registered	4/7/2010	140954	10/27/2011	158446	American Multi-Cinema Inc.
AMC ENTERTAINMENT	United Arab Emirates	Registered	4/7/2010	140955	11/12/2011	159728	American Multi-Cinema Inc.

AMC ENTERTAINMENT	United Arab Emirates	Registered	4/7/2010	140956	10/16/2011	156668	American Multi-Cinema Inc.
AMC MOVIEWATCHER	United Arab Emirates	Registered	4/7/2010	140957	11/12/2011	159729	American Multi-Cinema Inc.
AMC MOVIEWATCHER	United Arab Emirates	Registered	4/7/2010	140958	10/16/2011	156669	American Multi-Cinema Inc.
AMC THEATRES	United Arab Emirates	Registered	4/7/2010	140959	11/12/2011	159730	American Multi-Cinema Inc.
AMC THEATRES	United Arab Emirates	Registered	4/7/2010	140960	10/16/2011	156670	American Multi-Cinema Inc.
Design Only	UK / IR	Registered	12/17/2004	WO0000000846485	12/17/2004	WO0000000846485	American Multi-Cinema, Inc.
AMC THEATRES	UK / IR	Registered	12/17/2004	WO0000000843548	12/17/2004	WO0000000843548	American Multi-Cinema, Inc.
AMC THEATRES	UK / IR	Registered	12/17/2004	WO0000000843549	12/17/2004	WO0000000843549	American Multi-Cinema, Inc.
AMC	Taiwan	Registered	3/15/2013	102013811	9/16/2015	1729209	American Multi-Cinema, Inc.
AMC CINES	Spain	Registered	11/23/2001	2439358 M4	5/6/2002	2439358 M4	American Multi-Cinema, Inc.
AMC CINES	Spain	Registered	11/23/2001	2439359 M2	5/6/2002	2439359 M2	American Multi-Cinema, Inc.
MOVIEWATCHER	Spain	Registered	10/29/1999	2267323 M7	6/5/2000	2267323 M7	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	Spain	Registered	5/18/1995	1965952 M0	5/20/1996	1965952 M0	American Multi-Cinema, Inc.
AMC THEATRES	Spain	Registered	5/18/1995	1965953 M9	5/20/1996	1965953 M9	American Multi-Cinema, Inc.
AMC	Portugal	Registered	5/2/1995	309603	5/6/1996	309603	American Multi-Cinema, Inc.
AMC THEATRES	Portugal	Registered	5/2/1995	309604	5/6/1996	309604	American Multi-Cinema, Inc.

AMC ENTERTAINMENT	Portugal	Registered	5/2/1995	309606	5/6/1996	309606	American Multi-Cinema, Inc.
AMC	Portugal	Registered	5/2/1995	309605	5/6/1996	309605	American Multi-Cinema, Inc.
Design Only	International Register	Registered			12/17/2004	846485	American Multi-Cinema, Inc.
AMC THEATRES	International Register	Registered			12/17/2004	843548	American Multi-Cinema, Inc.
AMC THEATRES	International Register	Registered			12/17/2004	843549	American Multi-Cinema, Inc.
AMC THEATRES DISTRIBUTION	International Register	Pending	5/16/2024	A0147421			American Multi-Cinema, Inc.
AMC THEATRES	India	Registered	11/19/2007	1622036	11/19/2007	1622036	American Multi-Cinema, Inc.
AMC	India	Registered	11/19/2007	1622039	11/19/2007	1622039	American Multi-Cinema, Inc.
AMC THEATRES	Hong Kong	Registered	12/21/2004	300341649	5/17/2005	300341649	American Multi-Cinema, Inc.
AMC THEATRES	Hong Kong	Registered	12/21/2004	300341658	5/17/2005	300341658	American Multi-Cinema, Inc.
Design Only	Hong Kong	Registered	12/21/2004	300341667	4/15/2005	300341667	American Multi-Cinema, Inc.
amc THEATRES	Hong Kong	Registered	12/22/1994	1996B06265	7/11/1996	1996B06265	American Multi-Cinema, Inc.
amc	Hong Kong	Registered	12/22/1994	1996B07815	8/19/1996	1996B07815	American Multi-Cinema, Inc.
AMC CINEMAS	EU-CTM	Registered	11/5/2001	2438745	3/7/2003	2438745	American Multi-Cinema, Inc.
AMC CINEMAS	EU-CTM	Registered	11/5/2001	2438794	5/7/2003	2438794	American Multi-Cinema, Inc.
AMC	EU-CTM	Registered	4/1/1996	000037010	4/30/1998	000037010	American Multi-Cinema, Inc.
AMC	EU-CTM	Registered	4/1/1996	000037044	4/30/1998	000037044	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	EU-CTM	Registered	4/1/1996	000037069	4/30/1998	000037069	American Multi-Cinema, Inc.
AMC THEATRES	EU-CTM	Registered	4/1/1996	000037085	4/30/1998	000037085	American Multi-Cinema, Inc.
AMC	China	Registered	2/15/1995	935564	1/21/1997	935564	American Multi-Cinema, Inc.
AMC ENTERTAINMENT	China	Registered	2/15/1995	959628	3/7/1997	959628	American Multi-Cinema, Inc.

AMC THEATRES	China	Registered	2/15/1995	959685	3/7/1997	959685	American Multi-Cinema, Inc.
AMC INDEPENDENT	Canada	Registered	6/22/2010	1486123	8/30/2011	TMA805590	American Multi-Cinema, Inc.
AMC INDEPENDENT & DESIGN	Canada	Registered	6/22/2010	1486127	8/30/2011	TMA805591	American Multi-Cinema, Inc.
AMC I & DESIGN	Canada	Registered	6/22/2010	1486128	8/30/2011	TMA805592	American Multi-Cinema, Inc.
AMC ENTERTAINMENT & DESIGN	Canada	Registered	6/13/2008	1399572	2/26/2010	TMA760468	American Multi-Cinema, Inc.
AMC SELECT	Canada	Registered	6/13/2008	1320468	2/26/2010	TMA743337	American Multi-Cinema, Inc.
CLIP'S PICKS	Canada	Registered	10/17/2006	1320469	7/7/2009	TMA743021	American Multi-Cinema, Inc.
AMC SELECT & DESIGN	Canada	Registered	7/26/2006	1310663	7/7/2009	TMA743022	American Multi-Cinema, Inc.
AMC CINÉMAS & DESIGN	Canada	Registered	11/22/2001	1122877	3/16/2004	TMA605247	American Multi-Cinema, Inc.
AMC CINÉMAS	Canada	Registered	11/22/2001	1122878	3/16/2004	TMA605372	American Multi-Cinema, Inc.
AMC DESIGN	Canada	Registered	4/19/1993	726874	2/16/1999	TMA508125	American Multi-Cinema, Inc.
AMC THEATRES & DESIGN	Canada	Registered	4/19/1993	726881	2/11/1999	TMA507938	American Multi-Cinema, Inc.
AMC	Canada	Registered	4/19/1993	726882	2/11/1999	TMA507936	American Multi-Cinema, Inc.
AMERICAN MULTI-CINEMA, INC.	Canada	Registered	4/19/1993	726898	2/11/1999	TMA507935	American Multi-Cinema, Inc.

EXHIBIT B

Copyrights	Type	Registration Date	Registration Number	Owner
Alamo, the price of freedom.	Motion Picture	3/28/1988	PAU001118705	American Multi-Cinema, Inc.
AMC Entertainment.	Visual Material	9/17/2008	VA0001671775	American Multi-Cinema, Inc.
AMC theatre operations manual.	Text	1/16/1984	TXU000148322	American Multi-Cinema, Inc.
ATOM.	Text	7/3/2001	TX0005406198	American Multi-Cinema, Inc.
Box office competency exam.	Text	1/16/1984	TXU000148321	American Multi-Cinema, Inc.
Box office employee training handbook.	Text	1/17/1984	TX0001267630	American Multi-Cinema, Inc.
Box office trainer's notebook.	Text	1/17/1984	TX0001267634	American Multi-Cinema, Inc.
Carmike 3.	Motion Picture	10/15/1986	PA0000308113	American Multi-Cinema, Inc.
Concession competency exam.	Text	1/16/1984	TXU000148319	American Multi-Cinema, Inc.
Concession employee training handbook.	Text	1/17/1984	TX0001267626	American Multi-Cinema, Inc.
Concession trainer's notebook.	Text	1/17/1984	TX0001267631	American Multi-Cinema, Inc.
Film booking system : user's manual.	Text	2/29/1988	TX0002267291	American Multi-Cinema, Inc.
Manager handbook.	Text	3/2/2001	TXU000989585	American Multi-Cinema, Inc.
Muvico artword.	Visual Material	9/10/1999	VAU000478220	American Multi-Cinema, Inc.
Orientation employee training handbook.	Text	1/17/1984	TX0001267628	American Multi-Cinema, Inc.
Orientation trainer's notebook.	Text	1/17/1984	TX0001267635	American Multi-Cinema, Inc.
TDS box office competency exam.	Text	1/16/1984	TXU000148318	American Multi-Cinema, Inc.
TDS box office employee training handbook.	Text	1/17/1984	TX0001267627	American Multi-Cinema, Inc.
TDS trainer's notebook.	Text	1/17/1984	TX0001267633	American Multi-Cinema, Inc.
Usher competency exam.	Text	1/16/1984	TXU000148320	American Multi-Cinema, Inc.
Usher employee training handbook.	Text	1/17/1984	TX0001267629	American Multi-Cinema, Inc.

Usher trainer's notebook.	Text	1/17/1984	TX0001267632	American Multi-Cinema, Inc.
Chicago Theatre, where memories are made	Visual Material	5/28/1982	VA0000111194	American Multi-Cinema, Inc.
Where is dear old dad?	Music	12/3/1987	PA0000349261	American Multi-Cinema, Inc.
The Magic scarf.	Music	12/3/1987	PA0000349256	American Multi-Cinema, Inc.
The Rumba you saved for me.	Music	12/3/1987	PA0000349262	American Multi-Cinema, Inc.
The Blues in three.	Music	12/3/1987	PA0000349259	American Multi-Cinema, Inc.
Paradise Dance Hall blues.	Music	12/3/1987	PA0000349265	American Multi-Cinema, Inc.
Slow and sassy.	Music	12/3/1987	PA0000349263	American Multi-Cinema, Inc.
Tango paradiso.	Music	12/3/1987	PA0000349264	American Multi-Cinema, Inc.
Easy ride.	Music	12/3/1987	PA0000349260	American Multi-Cinema, Inc.
AMC Entertainment, Inc. annual report.	Serial	9/25/1986	TX0001927141	American Multi-Cinema, Inc.
Evergreen; motion picture / Produced by Evergreen Films, Inc.
Blue roses : Laura's theme	Music	12/3/1987	PA0000349253	American Multi-Cinema, Inc.
Blue roses : Laura's theme from "the glass menagerie"	Music	3/7/1988	PA0000366148	American Multi-Cinema, Inc.
Falling fine : the blues in three : [from] the glass menagerie	Music	8/10/1987	PA0000339732	American Multi-Cinema, Inc.
Laura's private world	Music	12/3/1987	PA0000349254	American Multi-Cinema, Inc.
Main title : Tom's theme	Music	12/3/1987	PA0000349252	American Multi-Cinema, Inc.
Make a wish	Music	12/3/1987	PA0000349257	American Multi-Cinema, Inc.
My sister Laura	Music	12/3/1987	PA0000349255	American Multi-Cinema, Inc.
Tom's theme : end credits	Music	12/3/1987	PA0000349258	American Multi-Cinema, Inc.
Tom's theme : main title from "the glass menagerie" / Henry Mancini	Music	3/7/1988	PA0000366159	American Multi-Cinema, Inc.
Kangaroo	Motion Picture	10/16/1987	PA0000345216	American Multi-Cinema, Inc.
Madame Sousatzka	Motion Picture	7/26/1989	PA0000431890	American Multi-Cinema, Inc.
Mr. & Mrs. Bridge	Motion Picture	12/20/1990	PA0000499409	American Multi-Cinema, Inc.
Sign [o'] the times	Motion Picture	6/23/1988	PA0000373586	American Multi-Cinema, Inc.
The glass menagerie	Motion Picture	6/13/1988	PA0000371955	American Multi-Cinema, Inc.
The glass menagerie	Text	11/2/1987	TX0002176385	American Multi-Cinema, Inc.
The grifters	Motion Picture	9/7/1990	PA0000516398	American Multi-Cinema, Inc.

Exhibit C

FORM OF INSTRUMENT OF CONTRIBUTION

THIS INSTRUMENT OF CONTRIBUTION (this “Instrument”), dated as of [●], 2024, is made and delivered by and between American Multi-Cinema, Inc., a Missouri corporation (“Multi-Cinema”), and Muvico, LLC, a Texas limited liability company (“Muvico”, together with Multi-Cinema, the “Parties” and each, a “Party”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Transfer Agreement (as defined below).

RECITALS

WHEREAS, pursuant to that certain Asset Transfer Agreement, dated as of the date hereof, by and among Multi-Cinema, Centertainment Development, LLC, a Delaware limited liability company (“Centertainment”), and Muvico (the “Transfer Agreement”), Multi-Cinema has, at the direction of Centertainment, conveyed, contributed, assigned, transferred and delivered to Muvico, and Muvico has agreed to so acquire, assume and accept, all of Multi-Cinema’s right, title and interest in and to the Transferred Assets;

WHEREAS, simultaneously with the execution of the Transfer Agreement, Multi-Cinema and Muvico are executing and delivering (i) the Lease Assignment Agreements and (ii) the IP Assignment Agreement; and

WHEREAS, pursuant to the Transfer Agreement, Multi-Cinema and Muvico are executing and delivering this Instrument, to be effective simultaneously with the execution of the Transfer Agreement, as evidence of the conveyance, contribution, assignment, transfer and delivery by Multi-Cinema, at the direction of Centertainment, to Muvico, of all of the Transferred Assets.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.            Transfer of Assets; Acceptance and Assumption. Multi-Cinema, at the direction of Centertainment, has conveyed, contributed, assigned, transferred and delivered, and does hereby convey, contribute, assign, transfer and deliver, to Muvico and its successors and permitted assigns, to have and to hold forever, all of Multi-Cinema’s respective right, title and interest in and to the Transferred Assets, and Muvico does hereby acquire, assume and accept the Transferred Assets. Notwithstanding anything herein to the contrary, this Instrument shall not be deemed a conveyance, contribution, assignment, transfer or delivery of any of the Excluded Assets.

2.            Effectiveness. This Instrument will be effective as of the Closing.

3.            Further Assurances. Following the Closing, as and when reasonably requested by either Party, the other Party shall promptly execute and deliver, or cause to be executed and delivered, all such documents, instruments and certificates and shall take, or cause to be taken, all such further or other actions as are necessary to evidence and effectuate the transfer, conveyance, assignment and delivery of the Transferred Assets to Muvico and to put Muvico in operational control of the Transferred Assets, or for collecting and reducing to Muvico’s possession any of the Transferred Assets or exercising any rights with respect thereto.

4.            Third Party Beneficiaries. Nothing express or implied in this Instrument is intended or shall be construed to confer upon or give any person, other than the Parties and their respective successors and permitted assigns, any rights or remedies under this Instrument.

5.            Governing Law. The provisions of Sections 4(f) (Governing Law) and 4(h) (Jurisdiction) of the Transfer Agreement, are hereby incorporated herein by reference and shall apply mutatis mutandis.

6.            Conflicts. This Instrument is executed and delivered pursuant to the Transfer Agreement. This Instrument may not be deemed to defeat, limit, alter, impair, enhance or enlarge any right, obligation, claim or remedy created by the Transfer Agreement, and in the event of any conflict between this Instrument and the Transfer Agreement, the Transfer Agreement shall control.

7.            Notices. All notices and other communications under this Instrument shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt), (b) five (5) calendar days after being deposited with the United States Post Office, by registered or certified mail, postage prepaid, (c) one (1) business day following the day sent by overnight courier (with written confirmation of receipt) or (d) when sent by electronic mail (so long as confirmation of transmission is electronically or mechanically generated and kept on file by the sender).

8.            Severability. If any provision of this Instrument or the application of such provision to any person or circumstance shall be held (by a court of jurisdiction) to be invalid, illegal, or unenforceable under the applicable law of any jurisdiction, (a) the remainder of this Instrument or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby, and (b) such invalid, illegal, or unenforceable provision shall not affect the validity or enforceability of any other provision of this Instrument. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Instrument so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

9.            Entire Agreement. The provisions of Section 4(e) (Entire Agreement) of the Transfer Agreement are hereby incorporated herein by reference and shall apply mutatis mutandis.

10.            Counterparts; Electronic Transmission. This Instrument may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Instrument and all of which, when taken together, will be deemed to constitute one and the same agreement. A signed copy of this Instrument delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Instrument.

11.            Waiver; Modification. No waiver, modification or change of any of the provisions of this Instrument shall be valid unless made in writing and signed by all Parties.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the Parties have caused this Instrument to be duly executed as of the date first written above.

AMERICAN MULTI-CINEMA, INC.

By:
Name: [●]
Title: [●]

MUVICO, LLC

By:
Name: [●]
Title: [●]

[Signature Page to Instrument of Contribution]